ANNUAL REPORT

                              (THE OSTERWEIS FUND)

                               For the Year Ended
                                 March 31, 2002

                                 ANNUAL REPORT
                       FOR THE YEAR ENDED MARCH 31, 2002

April 22, 2002

Dear Shareholders,

During the first quarter of 2002, The Osterweis Fund (the "Fund") increased 3.02%, outpacing the Standard & Poor's 500 Index's total return of 0.28%. The Fund's solid performance reflected careful stock selection with a number of our positions enjoying gains.

The last three months were dominated by fallout from the Enron accounting scandal.1<F1> As investor focus shifted from earnings growth to earnings quality, companies were forced to offer greater transparency in their financial reporting. The revelation of various off-balance sheet deals and other questionable devices sent shock waves through the market, which was already top heavy from historically high valuation levels. The downward revision of earnings and growth rates assumptions caused numerous stocks to sell off. Additionally, accounting issues have led to a significant contraction in the commercial paper market and other funding sources that has put many overleveraged companies at risk and forced others to scale back capital spending plans.

The economy is clearly recovering, but at a pace well below that of the usual post war expansion. As a result, corporate profits may grow more slowly than normal at this stage in an economic cycle. The combination of sluggish corporate profit growth, accounting concerns and high equity valuations has created a stiff headwind for the stock market, which we anticipate will continue to blow for the remainder of this year. While the broad averages may find it tough going, certain well-chosen individual stocks should be able to perform reasonably well.

As always, we are working hard to identify those companies whose combination of attractive valuation and improving fundamentals will allow them to outpace the broader market.

With best regards,

/s/John S. Osterweis

John S. Osterweis

1<F1> As of March 31, 2002, the Osterweis Fund did not hold any securities of Enron Corp. Please see the "Schedule of Investments" for a list of Fund holdings.

RESULTS SHOWN ARE PAST PERFORMANCE, WHICH SHOULD NOT BE REGARDED AS AN INDICATOR OF FUTURE RESULTS. The Osterweis Fund's annualized total return for one-year, five-years and since inception (October 1, 1993) for the periods ending March 31, 2002, were -3.04%, +20.39% and +15.86%, respectively. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Standard and Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. These indices do not incur expenses and are not available for investment.

Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.

This material must be accompanied or preceded by a current prospectus. Please read the prospectus carefully before investing.

The Osterweis Fund is distributed by Quasar Distributors, LLC. (05/02)

                               THE OSTERWEIS FUND
                       Value of $10,000 vs S&P 500 Index

             Date          The Osterweis Fund         S&P 500 Index w/inc
             ----          ------------------         -------------------
           10/1/93              $10,000                    $10,000
           3/31/94              $10,304                     $9,843
           3/31/95              $10,707                    $11,378
           3/31/96              $12,376                    $15,028
           3/31/97              $13,812                    $18,009
           3/31/98              $20,134                    $26,658
           3/31/99              $23,596                    $31,574
           3/31/00              $38,499                    $37,244
           3/31/01              $36,041                    $29,169
           3/31/02              $34,945                    $29,241

                          Average Annual Total Return
                          Period Ended March 31, 2002
                    1 Year                           (3.04)%
                    5 Year                            20.39%
                    Since inception (10/1/93)         15.86%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies and is unmanaged. Returns include reinvested dividends.

SCHEDULE OF INVESTMENTS at March 31, 2002

  SHARES                                                               VALUE
  ------                                                               -----
COMMON & PREFERRED STOCKS: 71.7%

BEVERAGES: 1.6%
     21,600    Anheuser-Busch
                 Cos., Inc.                                        $ 1,127,520
                                                                   -----------

BROADCASTING/MEDIA: 4.1%
     50,000    ValueVision
                 International, Inc. -
                 Class A*<F2>                                        1,037,500
     46,800    Westwood One, Inc.*<F2>                               1,794,780
                                                                   -----------
                                                                     2,832,280
                                                                   -----------

BUSINESS SERVICES - MISCELLANEOUS: 5.7%
     45,000    Pitney Bowes, Inc.                                    1,926,000
     72,450    Viad Corp.                                            2,028,600
                                                                   -----------
                                                                     3,954,600
                                                                   -----------

COMMUNICATION - MISCELLANEOUS: 1.7%
     91,000    Moore Corp. Ltd.*<F2>                                 1,183,910
                                                                   -----------

CONSUMER SERVICES: 2.4%
    121,600    ServiceMaster Co.                                     1,672,000
                                                                   -----------

ENTERTAINMENT: 5.0%
    100,000    Six Flags, Inc.*<F2>                                  1,786,000
     22,000    Six Flags, Inc., Pfd.                                   594,000
     22,839    Viacom, Inc. - Class B*<F2>                           1,104,722
                                                                   -----------
                                                                     3,484,722
                                                                   -----------

FINANCIAL SERVICES - MISCELLANEOUS: 5.1%
     65,000    Allied Capital Corp.                                  1,787,500
     24,170    American International
                 Group, Inc.                                         1,743,624
                                                                   -----------
                                                                     3,531,124
                                                                   -----------

GAS PIPELINES: 3.7%
     53,600    Kinder Morgan, Inc.                                   2,595,848
                                                                   -----------

HEALTHCARE - MISCELLANEOUS: 1.9%
     80,900    Eclipsys Corp.*<F2>                                   1,327,569
                                                                    __________
HEALTHCARE SERVICES: 2.8%
     85,000    Manor Care, Inc.*<F2>                                 1,980,500
                                                                   -----------

HOTELS & CASINOS: 3.1%
    128,800    Station Casinos, Inc.*<F2>                            2,144,520
                                                                   -----------

HOUSEHOLD PRODUCTS: 1.1%
     11,400    Kimberly-Clark Corp.                                    737,010
                                                                   -----------

INSURANCE - LIFE: 2.8%
     51,600    AmerUs Group Co.                                      1,984,020
                                                                   -----------

INSURANCE - PROPERTY/CASUALTY: 1.9%
     65,100    Travelers Property
                 Casualty Corp. -
                 Class A*<F2>                                        1,302,000
                                                                   -----------

MEDICAL PRODUCTS: 6.0%
     50,000    Bausch & Lomb Inc.                                    2,228,500
     50,000    Becton, Dickinson & Co.                               1,886,000
      2,000    Zimmer Holdings, Inc.*<F2>                               68,100
                                                                   -----------
                                                                     4,182,600
                                                                   -----------

MULTI CHANNEL VIDEO: 3.4%
     85,000    Echostar Communications
                 Corp. - Class A*<F2>                                2,407,200
                                                                   -----------

MULTI-INDUSTRY - MISCELLANEOUS: 3.1%
     52,000    FMC Corp.*<F2>                                        2,179,840
                                                                   -----------

OIL & GAS PRODUCERS: 2.7%
     50,000    Western Gas
                 Resources Inc.                                      1,861,000
                                                                   -----------

OIL SERVICE: 2.7%
     62,636    FMC Technologies Inc.*<F2>                            1,248,336
     86,400    Newpark Resources, Inc.*<F2>                            669,600
                                                                   -----------
                                                                     1,917,936
                                                                   -----------

PHARMACEUTICALS: 5.0%
     20,000    Bristol-Myers Squibb Co.                                809,800
     30,600    Forest Laboratories, Inc.*<F2>                        2,500,020
     36,200    Nexmed, Inc.*<F2>                                       171,950
                                                                   -----------
                                                                     3,481,770
                                                                   -----------

POLLUTION CONTROL: 2.9%
     73,500    Waste Management, Inc.                                2,002,875
                                                                   -----------

SOFTWARE & SERVICES: 3.0%
     71,000    Convergys Corp.*<F2>                                  2,099,470
                                                                   -----------

TOTAL COMMON &
  PREFERRED STOCKS
  (cost $38,474,347)                                                49,990,314
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------
BONDS AND NOTES: 14.3%

CONVERTIBLE BOND: 1.8%
 $1,700,000    Sepracor Inc.,
                 7.00%, 12/15/05                                     1,230,375
                                                                   -----------
CORPORATE BONDS: 9.9%
  1,700,000    Crescent Real Estate
                 Equities Co.,
                 7.00%, 9/15/02                                      1,700,034
  3,000,000    Finova Group Inc.,
                 7.50%, 11/15/09                                     1,042,500
  1,000,000    FMC Corp.,
                 7.125%, 11/25/02                                    1,022,292
  2,055,000    GATX Capital
                 Corp., 8.25%, 9/1/03                                2,068,257
  1,000,000    Heller Financial GE,
                 7.125%, 9/28/04                                     1,058,697
                                                                   -----------
                                                                     6,891,780
                                                                   -----------
U.S. GOVERNMENT AGENCIES: 2.6%
  1,800,000    Federal Home Loan
                 Bank, 4.50%, 4/25/03                                1,825,860
                                                                   -----------
TOTAL BONDS AND NOTES
  (cost $9,968,423)                                                  9,948,015
                                                                   -----------
SHORT-TERM INVESTMENT: 15.3%
 10,645,148    Federated Cash
                 Trust Treasury
                 Money Market
                 (cost $10,645,148)                                 10,645,148
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $59,087,918+<F3>):  101.3%                                  70,583,477

Liabilities in excess of
  Others Assets:  (1.3)%                                              (900,806)
                                                                   -----------
NET ASSETS: 100.0%                                                 $69,682,671
                                                                   -----------
                                                                   -----------

*<F2>  Non-income producing security.
+<F3> At March 31, 2002, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.

       Unrealized appreciation and depreciation were as
       follows:
       Gross unrealized appreciation        $12,590,234
       Gross unrealized depreciation         (1,094,675)
                                            -----------
       Net unrealized appreciation          $11,495,559
                                            -----------
                                            -----------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2002

ASSETS
   Investments in securities, at value (cost $59,087,918)          $70,583,477
   Receivables:
       Securities sold                                                 250,000
       Fund shares sold                                                110,357
       Dividends and interest                                          246,890
   Prepaid expenses                                                      3,604
   Other assets                                                          2,582
                                                                   -----------
           Total assets                                             71,196,910
                                                                   -----------

LIABILITIES
   Payables:
       Securities purchased                                          1,039,739
       Fund shares redeemed                                            357,958
       Due to adviser                                                   50,127
       Due to custodian                                                  1,000
       Due to shareholders                                                 274
   Administration fees                                                  18,923
   Accrued expenses                                                     46,218
                                                                   -----------
           Total liabilities                                         1,514,239
                                                                   -----------

   NET ASSETS                                                      $69,682,671
                                                                   -----------
                                                                   -----------

   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     ($69,682,671/3,517,648 shares outstanding; unlimited
     number of shares authorized without par value)                     $19.81
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $59,108,707
   Accumulated net investment income                                   194,267
   Accumulated net realized loss on investments                     (1,115,862)
   Net unrealized appreciation on investments                       11,495,559
                                                                   -----------
       Net assets                                                  $69,682,671
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended March 31, 2002

INVESTMENT INCOME
   Income
        Interest                                                   $   560,080
        Dividends                                                      467,462
        Other                                                           12,349
                                                                   -----------
             Total income                                            1,039,891
                                                                   -----------
   Expenses
        Advisory fees                                                  583,889
        Administration fees                                            115,306
        Transfer agent fees                                             30,586
        Fund accounting fees                                            30,228
        Registration fees                                               24,586
        Audit fees                                                      14,326
        Trustee fees                                                    12,499
        Custody fees                                                    12,006
        Reports to shareholders                                          9,106
        Legal fees                                                       4,774
        Insurance expense                                                2,040
        Miscellaneous                                                    5,981
                                                                   -----------
             Total expenses                                            845,327
                                                                   -----------
                 NET INVESTMENT INCOME                                 194,564
                                                                   -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                 (1,115,862)
   Change in net unrealized appreciation/depreciation
     on investments                                                   (887,586)
                                                                   -----------
   Net realized and unrealized loss on investments                  (2,003,448)
                                                                   -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(1,808,884)
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED       YEAR ENDED
                                                MARCH 31, 2002   MARCH 31, 2001
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment income                          $   194,564      $   173,567
   Net realized gain (loss) on investments         (1,115,862)       5,854,595
   Change in net unrealized
     appreciation/depreciation
     on investments                                  (887,586)      (9,431,705)
                                                  -----------      -----------
   Net decrease in net assets
     resulting from operations                     (1,808,884)      (3,403,543)
                                                  -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                        (146,295)         (20,468)
   From net realized gain                            (615,085)      (8,419,971)
                                                  -----------      -----------
       Total distributions to shareholders           (761,380)      (8,440,439)
                                                  -----------      -----------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
     net change in outstanding shares (a)<F4>      19,388,089       16,682,828
                                                  -----------      -----------
   Total increase in net assets                    16,817,825        4,838,846
                                                  -----------      -----------
NET ASSETS
   Beginning of year                               52,864,846       48,026,000
                                                  -----------      -----------
   End of year                                    $69,682,671      $52,864,846
                                                  -----------      -----------
   Accumulated net investment income              $   201,368      $   153,099
                                                  -----------      -----------
                                                  -----------      -----------

(a)<F4>  A summary of capital share transactions is as follows:

                               YEAR ENDED                   YEAR ENDED
                             MARCH 31, 2002               MARCH 31, 2001
                         -----------------------      ----------------------
                          Shares         Value         Shares         Value
                         --------       --------      --------       --------
Shares sold             1,231,563      $24,706,533     592,272     $13,672,316
Shares issued in
  reinvestment
  of distributions         39,384          724,272     386,713       8,093,905
Shares redeemed          (304,496)      (6,042,716)   (210,869)     (5,083,393)
                        ---------      -----------    --------     -----------
Net increase              966,451      $19,388,089     768,116     $16,682,828
                        ---------      -----------    --------     -----------
                        ---------      -----------    --------     -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                      YEAR ENDED MARCH 31,
                                                2002           2001           2000           1999           1998
                                                ----           ----           ----           ----           ----
Net asset value,
  beginning of year                            $20.72         $26.93         $17.97         $16.99         $12.88
                                               ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss)                                  0.05           0.07          (0.10)         (0.04)          0.02
Net realized and unrealized
  gain (loss) on investments                    (0.70)         (1.74)         11.04           2.62           5.61
                                               ------         ------         ------         ------         ------
Total from
  investment operations                         (0.65)         (1.67)         10.94           2.58           5.63
                                               ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
From net investment income                      (0.05)         (0.01)            --             --          (0.05)
From net realized gain                          (0.21)         (4.53)         (1.98)         (1.60)         (1.47)
                                               ------         ------         ------         ------         ------
Total distributions                             (0.26)         (4.54)         (1.98)         (1.60)         (1.52)
                                               ------         ------         ------         ------         ------
Net asset value,
  end of year                                  $19.81         $20.72         $26.93         $17.97         $16.99
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------
Total return                                    (3.04)%        (6.38)%        63.16%         17.20%         45.77%

RATIO/SUPPLEMENTAL DATA:
Net assets,
  end of year (millions)                        $69.7          $52.9          $48.0          $25.1          $22.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                              1.43%          1.45%          1.45%          1.69%          1.67%
After fees absorbed
  or recouped                                    1.43%          1.45%          1.57%          1.75%          1.75%

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                              0.33%          0.37%         (0.36)%        (0.21)%         0.21%
After fees waived and
  expenses absorbed                              0.33%          0.37%         (0.48)%        (0.27)%         0.13%
Portfolio turnover rate                         48.85%         31.77%         38.58%         31.19%         26.27%

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Osterweis Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company. The Fund began operations on October 1, 1993. The investment objective of the Fund is to attain long-term total returns. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States.

     A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith under procedures adopted by the Board of Trustees of the Trust. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At March 31, 2002, the Fund had a loss carryforward of $886,399 which will expire in 2010. Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund has post-October losses of $229,463, which will be treated as arising on the first day of the fiscal year ending March 31, 2003.

     C. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Bond premiums and discounts are amortized using the interest method.

     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2; Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carryforwards. Permanent items identified in the year ended March 31, 2002, have been reclassified among components of net assets as follows: an increase in paid in capital by $89,409 and a decrease in accumulated net investment income and accumulated net realized loss by $7,101 and $82,308, respectively. Net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Osterweis Capital Management, Inc. (the "Adviser") provides the Fund with investment management services under an Investment Advisory Agreement. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended March 31, 2002, the Fund incurred $583,889 in Advisory fees.

     U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million             $30,000
     $15 to $50 million            0.20% of average daily net assets
     $50 to $100 million           0.15% of average daily net assets
     $100 to $150 million          0.10% of average daily net assets
     Over $150 million             0.05% of average daily net assets

     For the year ended March 31, 2002, the Fund incurred $115,306 in administration fees.

     Quasar Distributors, LLC, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. U.S. Bank, N.A. serves as the Fund's custodian (the "Custodian"). Both the Distributor and Custodian are affiliates of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor. As of March 31, 2002, the Fund shares owned by the Fund's Adviser and its affiliates totaled 351,891 of 3,517,648 shares outstanding.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than U.S. Government and Government Agency obligations and short-term investments, for the year ended March 31, 2002, were $43,314,085 and $21,606,291, respectively.

     The cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term investments, for the year ended March 31, 2002, were $4,782,703 and $2,564,851, respectively.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

     On December 14, 2001, a distribution of $0.2597 per share was declared.
The dividend was paid on December 17, 2001, to shareholders of record on December 13, 2001. The tax character of distributions paid during 2001 and 2002 was as follows:

                                               Year Ended
                                                March 31,
                                           2001           2002
                                           ----           ----
     Distributions paid from:
          Ordinary income               $   20,468     $146,295
          Long-term capital gain         8,419,971      615,085

     As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income               $   194,267
          Accumulated capital and other losses         (1,115,862)
          Unrealized appreciation                      11,495,559

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
The Osterweis Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of The Osterweis Fund (the "Fund"), a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Los Angeles, California
May 13, 2002

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                                                        INDEPENDENT TRUSTEES
                                                        --------------------

                                         TERM OF          PRINCIPAL                              # OF FUNDS        OTHER
                           POSITION      OFFICE AND       OCCUPATION                             IN COMPLEX        DIRECTORSHIPS
NAME, AGE                  HELD WITH     LENGTH OF        DURING PAST                            OVERSEEN BY       HELD BY
AND ADDRESS                THE TRUST     TIME SERVED      FIVE YEARS                             TRUSTEE           TRUSTEE
-----------                ---------     -----------      ----------                             -----------       -------------
Dorothy A. Berry           Chairman      Indefinite       Talon Industries (venture              18                Not
Born (1943)                and           Term             capital & business                                       Applicable
4455 E. Camelback Rd.,     Trustee                        consulting); formerly
Suite 261-E                                               Chief Operating Officer,
Phoenix, AZ  85018                                        Integrated Assets
                                                          Management (investment
                                                          advisor and manager) and
                                                          formerly President, Value
                                                          Line, Inc., (investment
                                                          advisory & financial
                                                          publishing firm).

Wallace L. Cook            Trustee       Indefinite       Retired. Formerly                      18                Not
Born (1939)                              Term             Senior Vice President,                                   Applicable
4455 E. Camelback Rd.,                                    Rockefeller Trust Co.
Suite 261-E                                               Financial Counselor,
Phoenix, AZ  85018                                        Rockefeller & Co.

Carl A. Froebel            Trustee       Indefinite       Private Investor.  Formerly            18                Not
Born (1938)                              Term             Managing Director, Premier                               Applicable
4455 E. Camelback Rd.,                                    Solutions, Ltd.  Formerly
Suite 261-E                                               President and Founder,
Phoenix, AZ  85018                                        National Investor Data
                                                          Services, Inc. (investment
                                                          related computer software).

Rowley W.P. Redington      Trustee       Indefinite       President; Intertech                   18                Not
Born (1944)                              Term             (consumer electronics and                                Applicable
4455 E. Camelback Rd.,                                    computer service and
Suite 261-E                                               marketing); formerly Vice
Phoenix, AZ  85018                                        President, PRS of New
                                                          Jersey, Inc. (management
                                                          consulting), and Chief
                                                          Executive Officer, Rowley
                                                          Associates (consultants).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

                                         TERM OF          PRINCIPAL                              # OF FUNDS        OTHER
                           POSITION      OFFICE AND       OCCUPATION                             IN COMPLEX        DIRECTORSHIPS
NAME, AGE                  HELD WITH     LENGTH OF        DURING PAST                            OVERSEEN BY       HELD BY
AND ADDRESS                THE TRUST     TIME SERVED      FIVE YEARS                             TRUSTEE           TRUSTEE
-----------                ---------     -----------      ----------                             -----------       -------------
Steven J. Paggioli         President     Indefinite       Consultant, U.S.                       18                Trustee,
Born (1950)                and           Term             Bancorp Fund                                             Managers
915 Broadway               Trustee       Since            Services, LLC                                            Funds
New York, NY  10010                      May 1991         since July, 2001;
                                                          formerly Executive
                                                          Vice President,
                                                          Investment Company
                                                          Administration, LLC
                                                          ("ICA") (mutual fund
                                                          administrator and the
                                                          Fund's former administrator).

Robert M. Slotky           Treasurer     Indefinite       Vice President, U.S.                   18                Not
Born (1947)                              Term             Bancorp Fund Services,                                   Applicable
2020 E. Financial Way,                   Since            LLC since July, 2001;
Suite 100                                May 1991         formerly, Senior Vice
Glendora, CA  91741                                       President, ICA (May
                                                          1997-July 2001); former
                                                          instructor of accounting
                                                          at California State
                                                          University-Northridge (1997).

Chad E. Fickett            Secretary     Indefinite       Compliance Administrator,              18                Not
Born (1973)                              Term             U.S. Bancorp Fund Services,            Applicable
615 E. Michigan St.                      Since            LLC since July, 2000.
Milwaukee, WI  53202                     March 2002

                                    Adviser
                       OSTERWEIS CAPITAL MANAGEMENT, INC.
                         One Maritime Plaza, Suite 800
                            San Francisco, CA  94111

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                                  P.O. Box 701
                           Milwaukee, WI  53201-0701

                              Independent Auditors
                               ERNST & YOUNG LLP
                           725 South Figueroa Street
                             Los Angeles, CA  90017

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441